UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) - February 27, 2025

ONCOR ELECTRIC DELIVERY COMPANY LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-100240	75-2967830
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1616 Woodall Rodgers Fwy., Dallas, Texas 75202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code - (214) 486-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Issuance of 2025 NPA Notes

As previously reported, on January 30, 2025, Oncor Electric Delivery Company LLC (“Oncor”) entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with the purchasers named therein, which provided for the issuance by Oncor of two series of senior secured notes. Also as previously reported, on January 30, 2025, Oncor issued $250 million aggregate principal amount of its 5.15% Senior Secured Notes, Series H, due May 1, 2029 (the “Series H Notes”) pursuant to the Note Purchase Agreement.

On February 27, 2025, pursuant to the Note Purchase Agreement, Oncor issued $150 million aggregate principal amount of its 5.59% Senior Secured Notes, Series I, due May 1, 2034 (the “Series I Notes”).

Oncor used the proceeds from the sale of the Series I Notes for general corporate purposes, including to repay outstanding commercial paper notes issued under its commercial paper program.

The Series I Notes were sold under Section 4(a)(2) of the Securities Act of 1933, as amended. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Series H Notes or the Series I Notes.

The Series I Notes bear interest at a rate of 5.59% per annum and mature on May 1, 2034. Interest on the Series I Notes will accrue from February 27, 2025 and will be payable semi-annually on May 1 and November 1 of each year, beginning on November 1, 2025.

Additional details regarding the Note Purchase Agreement, the Series H Notes and the Series I Notes are contained in Item 1.01 and Item 2.03 of Oncor’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 4, 2025 (“Prior 8-K”) and are incorporated herein by reference. The foregoing discussion of the terms of the Note Purchase Agreement is not complete and is subject to, and qualified in its entirety by reference to, the Note Purchase Agreement filed as Exhibit 10.1 to the Prior 8-K.

ITEM 7.01	REGULATION FD DISCLOSURE.

On March 3, 2025, Oncor posted a slide presentation on the Investor Relations section of its website (www.oncor.com) in connection with upcoming investor meetings. A copy of the slide presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and is not to be incorporated by reference into any filing of Oncor under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

The slide presentation contains forward-looking statements relating to Oncor within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. All statements, other than statements of historical facts, that are included in the slides, as well as statements made in presentations, in response to questions or otherwise, that address activities, events or developments that Oncor expects or anticipates to occur in the future, including such matters as projections, capital allocation, future capital expenditures, business strategy, competitive strengths, goals, future acquisitions or dispositions, development or operation of facilities, market and industry developments and the growth of Oncor’s business and operations (often, but not always, through the use of words or phrases such as “intends,” “plans,” “will likely result,” “expects,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “forecast,” “should,” “projection,” “target,” “goal,” “objective” and “outlook”), are forward-looking statements. Although Oncor believes that in making any such forward-looking statement its expectations are based on reasonable assumptions, any such forward-looking statement involves risks, uncertainties and assumptions. Factors that could cause Oncor’s actual results to differ materially from those projected in such forward-looking statements include: legislation, governmental policies and orders, and regulatory actions; legal and administrative proceedings and settlements, including the exercise of equitable powers by courts; weather conditions and other natural phenomena, including any weather impacts due to climate change and damage to Oncor’s system caused by severe weather events, natural disasters or wildfires; cyber-attacks on Oncor or Oncor’s third-party vendors; changes in expected Electric Reliability Council of Texas, Inc. (“ERCOT”) and service territory growth; changes in, or cancellations of, anticipated projects, including customer requested interconnection projects; physical attacks on Oncor’s system, acts of sabotage, wars, terrorist activities, wildfires, fires, explosions, natural disasters, hazards customary to the industry, or other emergency events and the possibility that Oncor may not have adequate insurance to cover losses or third-party liabilities related to any such event; actions by credit rating agencies to downgrade Oncor’s credit ratings or place those ratings on negative outlook; health epidemics and pandemics, including their impact on Oncor’s business and the economy in general; interrupted or degraded service on key technology platforms, facilities failures, or equipment interruptions; economic conditions, including the impact of a recessionary environment, inflation, supply chain disruptions, foreign policy, global trade restrictions, tariffs, competition for goods and services, service provider availability, and labor availability and cost; unanticipated changes in electricity demand in ERCOT or Oncor’s service territory; ERCOT grid needs and ERCOT market conditions, including insufficient electricity generation within the ERCOT market or disruptions at power generation facilities that supply power within the ERCOT market; changes in business strategy, development plans or vendor relationships; changes in interest rates, foreign currency exchange rates, or rates of inflation; significant changes in operating expenses, liquidity needs and/or capital expenditures; inability of various counterparties to meet their financial and other obligations to Oncor, including failure of counterparties to timely perform under agreements; general industry and ERCOT trends; significant decreases in demand or consumption of electricity delivered by Oncor, including as a result of increased consumer use of third-party distributed energy resources or other technologies; changes in technology used by and services offered by Oncor; significant changes in Oncor’s relationship with its employees, including the availability of qualified personnel, and the potential adverse effects if labor disputes or grievances were to occur; changes in assumptions used to estimate costs of providing employee benefits, including pension and retiree benefits, and future funding requirements related thereto; significant changes in accounting policies or critical accounting estimates material to Oncor; commercial bank and financial market conditions, macroeconomic conditions, access to capital, the cost of such capital, and the results of financing and refinancing efforts, including availability of funds and the potential impact of any disruptions in U.S. or foreign capital and credit markets; financial market volatility and the impact of volatile financial markets on investments, including investments held by Oncor’s pension and retiree benefit plans; circumstances which may contribute to future impairment of goodwill, intangible or other long-lived assets; adoption and deployment of AI; financial and other restrictions under Oncor’s debt agreements; Oncor’s ability to generate sufficient cash flow to make interest payments on its debt instruments; and Oncor’s ability to effectively execute its operational and financing strategy.

Further discussion of risks and uncertainties that could cause actual results to differ materially from management’s current projections, forecasts, estimates and expectations is contained in filings made by Oncor with the U.S. Securities and Exchange Commission. Specifically, Oncor makes reference to the section entitled “Risk Factors” in its annual and quarterly reports. Any forward-looking statement speaks only as of the date on which it is made, and, except as may be required by law, Oncor undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for Oncor to predict all of them; nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. As such, you should not unduly rely on such forward-looking statements.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

99.1	Slide presentation distributed on March 3, 2025.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOR ELECTRIC DELIVERY COMPANY LLC

By:	/s/ Kevin R. Fease
Name:	Kevin R. Fease
Title:	Vice President and Treasurer

Dated: March 3, 2025